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                                                                  EXHIBIT 10.7



               FIRST AMENDMENT TO TRANSITIONAL SERVICES AGREEMENT




                 THIS FIRST AMENDMENT TO TRANSITIONAL SERVICES AGREEMENT is entered into as of April 24, 1998 by and among STC BROADCASTING OF VERMONT SUBSIDIARY, INC., a Delaware corporation ("STC"), TUSCALOOSA BROADCASTING, INC., a Maryland corporation ("Tuscaloosa"), William G. Evans, as trustee for the Heritage Stations Disposition Trust ("Trustee"), ROLLINS TELECASTING, INC., a Delaware corporation ("Rollins"), WNNE-TV, Inc., a Vermont corporation ("WNNE Subsidiary"; WNNE Subsidiary and Rollins are collectively referred to herein as the "Heritage Sellers").

                 WHEREAS, Rollins and WNNE have transferred their rights with respect to television broadcast stations WPTZ-TV, Channel 5, North Pole, New York ("WPTZ"), WFFF-TV, Channel 44, Burlington, Vermont ("WFFF") and WNNE-TV, Channel 31, Hartford, Vermont ("WNNE" and collectively, the "Stations") to Tuscaloosa pursuant to the terms of that certain Asset Purchase Agreement dated as of July 16, 1997 (the "Multi-Stations Purchase Agreement") by and among Sinclair Broadcast Group, Inc. ("Sinclair") and the Heritage Sellers;

                 WHEREAS, Tuscaloosa, Trustee and the Heritage Sellers are parties to that certain Transitional Services Agreement (the "Transitional Services Agreement") dated as of March 6, 1998, pursuant to which, in order to accommodate an orderly transition of the Burlington Stations, inter alia, the Trustee has continued certain administrative services for Tuscaloosa and the Heritage Sellers have continued to employ the employees of the Burlington Stations;

                 WHEREAS, Tuscaloosa and certain other subsidiaries of Sinclair and STC are parties to that certain Asset Purchase Agreement dated as of February 3, 1998 (the "Sinclair/STC Agreement") pursuant to which, inter alia, Tuscaloosa is to assign, transfer and convey to STC all of Tuscaloosa's right, title and interest in the Stations;

                 WHEREAS, following the execution of the Sinclair/STC Agreement, STC, STC Broadcasting, Inc. ("STC Broadcasting"), STC Broadcasting of Vermont, Inc. ("STCBV"), STC License Company ("STC License Company and collectively, "STC") and Hearst-Argyle Stations, Inc. ("HAT") entered into that certain Asset Exchange Agreement dated as of February 18, 1998 pursuant to which, inter alia,, STC is to assign, transfer and convey to HAT all of STC's right, title and interest in the assets of WPTZ and WNNE (the "HAT Exchange Agreement");

                 WHEREAS, as of the date hereof, (a) pursuant to the Sinclair/STC Agreement, Tuscaloosa has transferred the Non-License Assets (as defined therein) of the Stations to STC,



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and (b) thereafter, STC has transferred (or will transfer) to Smith
Broadcasting of Vermont, LLC ("Smith") the rights of Tuscaloosa with respect to WFFF;

                 WHEREAS, in order to accommodate an orderly transition of WPTZ and WNNE and the rights with respect to WFFF from STC to HAT and Smith, respectively, and to minimize any disruption to the employees of the Stations which may be associated with such transfers, the parties desire to (a) assign the Transitional Services Agreement from Tuscaloosa to STC effective as of the date hereof, and (b) amend certain provisions of the Transitional Services Agreement as provided for herein; and

                 WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Transitional Services Agreement.

                 NOW, THEREFORE, the parties set forth above, intending to be legally bound by this Agreement, agree as follows:

                 1. Assignment and Assumption. Tuscaloosa hereby expressly assigns to STC the Transitional Services Agreement and all of Tuscaloosa's rights and obligations thereunder. STC hereby expressly assumes the Transitional Services Agreement and all of the rights and obligations of Tuscaloosa thereunder, confirms and agrees to perform and observe each and every one of Tuscaloosa's obligations under the Transitional Services Agreement and acknowledges that STC is now "Tuscaloosa" thereunder. The parties acknowledge and agree that the effective time of the assignment and assumption is 12:00 a.m. (New York time) as of the date hereof and all Liabilities of Tuscaloosa arising and to be performed under the Transitional Services Agreement prior to such time (including, but not limited to, indemnification with respect to any act, omission or Liability if such act, omission or Liability occurs or arises prior to such time) shall be the responsibility and obligation of Tuscaloosa and all Liabilities of STC, as the assignee of Tuscaloosa under the Transitional Services Agreement, arising and to be performed after such time (including, but not limited to, indemnification with respect to any act, omission or Liability if such act, omission or Liability occurs or arises after such time) shall be the responsibility and obligation of STC.

                 2.       Amendments.

                 Section 1 of the Transitional Services Agreement shall be amended to read in its entirety as follows:

                          "1.  Term.  The term of this Agreement shall commence
as of March 6, 1998 and shall remain in effect until the earlier to occur of (a) the closing of the transfer of WPTZ and WNNE to HAT, or (b) the close of business on May 31, 1998. This Agreement shall automatically terminate and be of no further force or effect on June 1, 1998. Notwithstanding the termination of this Agreement, all obligations of the parties hereto to be performed after the term hereof shall survive, including, without limitation, any obligations to pay any amounts owing hereunder for Operating Cash Flow (as defined below), indemnification or otherwise."




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            Section 4 of the Transitional Services Agreement shall be amended to read in its entirety as follows:

                      "4. Operating Cash Flow. The Operating Cash Flow (as defined below) shall be for the account of Tuscaloosa during the term of this Agreement and the Trustee shall pay (a) the Operating Cash Flow for March 1998 on April 30, 1998, at: Tuscaloosa Broadcasting, Inc., c/o Sinclair Broadcast Group, Inc., 2000 West 41st Street, Baltimore, Maryland 21211, or at such other address as requested in writing by Sinclair; provided, however, that in the event of a negative Operating Cash Flow for March 1998, Sinclair shall pay to Trustee such negative amount on April 30, 1998, at the address specified in Section 2 above; and (b) any unremitted Operating Cash Flow (and remaining cash balance) to Tuscaloosa on the date of termination of this Agreement at the following address: STC Broadcasting of Vermont Subsidiary, Inc., c/o STC Broadcasting, Inc., 3839 4th Street North, Suite 420, St. Petersburg, Florida 33703; provided, however, that in the event of a negative Operating Cash Flow as of the date of termination of this Agreement, Tuscaloosa shall pay to Trustee such negative amount on such date at the address specified in Section 2 above; provided, further, that the Trustee shall promptly pay to Tuscaloosa at the address specified above any cash receipts received by the Trustee after the date of termination of this Agreement. For purposes of this Agreement, the Operating Cash Flow shall mean the revenues of the Stations less the operating expenses of the Stations and the Trustee on and after the Closing Date, excluding depreciation, film amortization and intangible asset amortization, but including film payment, as customarily reported on the monthly financial reports of the Stations."

            Section 8(b) of the Transitional Services Agreement shall be amended to substitute the last sentence of Section 8(b) with the following sentence:

                      "The Trustee, the Heritage Sellers and Tuscaloosa acknowledge and agree that upon the date of termination of this Agreement, the Station Employees shall become employees of Tuscaloosa in accordance with the terms and conditions set forth in the Sinclair/STC Agreement and all obligations of the Heritage Sellers under this Section 8 shall terminate."

            Section 12 of the Transitional Services Agreement shall be amended to substitute "STC Broadcasting, Inc." for "Sinclair Broadcast Group, Inc." as the Guarantor under the Transitional Services Agreement.


            Section 13 of the Transitional Services Agreement shall be amended to provide that all notices to STC Broadcasting of Vermont Subsidiary, Inc." shall be delivered to the following:

                   "c/o STC Broadcasting, Inc.
                    3839 4th Street North
                    Suite 420
                    St. Petersburg, Florida  33703




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                    Attn:    David Fitz
                    Fax:     (813) 821-8092"

                 3. Prorations Between STC and Tuscaloosa. STC and Tuscaloosa agree that the Service Fee for the month of April 1998 and the Operating Cash Flow of the Stations shall be prorated between STC and Tuscaloosa to reflect the principle that Tuscaloosa shall receive the benefit of the operations of the Stations (and be responsible for all expenses in connection therewith) for the period prior to the date hereof, and STC shall receive the benefit of the operations of the Stations (and be responsible for all expenses in connection therewith) for the period thereafter. The proration described in the preceding sentence shall be determined in conjunction with the determination of the Final Proration Amount (as defined in the Sinclair/STC Agreement) and in accordance with the procedures for prorations set forth in
Section 2.6.2 of the Sinclair/STC Agreement.

                 4. Miscellaneous. Except as expressly modified hereby, all other terms and conditions of the Transitional Services Agreement shall remain in full force and effect in accordance with their terms.






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                 IN WITNESS WHEREOF, each of the parties hereto has executed this First Amendment to Transitional Services Agreement, or has caused this First Amendment to Transitional Services Agreement to be duly executed and delivered in its name on its behalf, all as of the day and year first above written.
                                         STC BROADCASTING OF VERMONT
                                         SUBSIDIARY, INC.

                                         By: /s/ David B. Amy
                                            ------------------------------
                                         Name:   David B. Amy
                                         Title:  Secretary

                                         TUSCALOOSA BROADCASTING, INC.

                                         By: /s/ David B. Amy
                                            ------------------------------
                                         Name:   David B. Amy
                                         Title:  Secretary

                                         ROLLINS TELECASTING, INC.

                                         By: /s/ William G. Evans
                                            ------------------------------
                                         Name:   William G. Evans
                                         Title:  Trustee/Vice President

                                         WNNE-TV, INC.

                                         By: /s/ William G. Evans
                                            ------------------------------
                                         Name:   William G. Evans
                                         Title:  Trustee/Vice President

                                         TRUSTEE:

                                         /s/ William G. Evans
                                         ---------------------------------
                                             William G. Evans




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For purposes of Section 12 of
this Transitional Services Agreement

SINCLAIR BROADCAST GROUP, INC.


By: /s/ David B. Amy
   ----------------------------------
Name: David B. Amy
Title: Chief Financial Officer

STC BROADCASTING, INC.

By: /s/ David A. Fitz
   ----------------------------------
Name: David A. Fitz
Title: Chief Financial Officer


Acknowledged and Consented:

THE NEWS CORPORATION LIMITED


By: /s/ Lawrence Jacobs
   ----------------------------------
Name:  Lawrence Jacobs
Title: Vice President






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